CICERO

SERVICES AGREEMENT

This **Services Agreement** (the "**Agreement**") is made and entered into on June 4th, 2020 ("**Effective Date**") by and between Cicero Transact Group, Inc. ("**Company**"), a Delaware corporation, with its principal place of business at 1858 Pleasantville Road, Suite 110, Briarcliff Manor, NY 10510 and Success Entertainment Group International, Inc. ("**Client**"), a Nevada corporation, with its principal place of business at 215 North Jefferson Street, Ossian, IN 46777. The Company and Client may be referred to collectively as the "**Parties**" or singularly as a "**Party**" to this Agreement.

RECITALS

A. WHEREAS, Client desires to purchase services to successfully integrate and utilize sector-specific data records for the benefit of their business.

B. WHEREAS, Company desires to provide the Services (as specifically defined below) to Client in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the terms below.

1. Effective Date

This Agreement shall be in full force and effect commencing as of the Effective Date and shall have an initial term of six (6) months (the "**Term**"). The Parties may elect to renew this Agreement for additional six-month terms upon mutual written agreement.

2. Services

Company shall deliver the services set forth on **Exhibit A** to the Client for the specific price set forth on Exhibit A. After an initial review and assessment of the Client's business, the Company shall suggest a comprehensive plan based on the Client's needs to help the Client integrate sector-specific data records into their systems and successfully utilize that data for the benefit of their business which may, at Company's sole discretion, include any number of the services listed on Exhibit A (the "**Services**").

3. Purchase Price

Client agrees to pay Company the purchase price as described in **Exhibit A** (the "**Purchase Price**").

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which shall be incorporated as part of this Agreement, for Company's provision of the Services to the Client.

4. Independent Contractor

Any Services rendered by the Company shall be rendered as an independent contractor. Nothing contained herein shall be considered as creating an employer-employee relationship between the Parties to this Agreement. Client shall not make or owe any social security, worker's compensation or unemployment insurance payments on behalf of the Company.

5. Time, Place & Manner of Performance

Company shall be available for advice and counsel to the officers and directors of Client on matters related to the successful utilization of sector-specific data records provided such reasonable and convenient times and places may be mutually agreed upon. Unless otherwise stated herein, the time, place and manner of performance of any Services described herein, including the amount of time to be allocated by Company to any specific service, shall be determined at the sole discretion of Company.

6. No Guarantee

The Parties hereto acknowledge and agree that the Company cannot guarantee any specific results from the Services provided in Exhibit A. Company shall provide its Services in a professional manner and in accordance with good industry practice.

7. Assignment

Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either Party hereto (whether by operation of law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

8. Amendments

Either Party may request changes to this Agreement. Any changes, modifications, revisions or amendments to this Agreement which are mutually agreed upon by and between the Parties to this Agreement shall be incorporated by written instrument, and effective when executed and signed by all Parties to this Agreement.

9. Confidentiality

The Parties agree to keep this Agreement confidential and may not disclose either the existence or the terms of the Agreement to third parties without the prior written consent of the other Party.

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CICERO

10. Limitation of Liability

In no event shall either Party be liable to the other or to any third party for any indirect, incidental, special or consequential damages, or damages for lost profits or loss of business, however caused and under any theory of liability, whether based in contract, tort (including negligence) or other theory of liability, regardless of whether either Party was advised of the possibility of such damages and notwithstanding the failure of essential purpose of any limited remedy.

11. Governing Law; Binding Arbitration

This Agreement and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The arbitration shall be conducted in New York County, New York.

12. Counterparts / Electronic Signature

This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of electronic copies bearing the electronic signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such electronic copies shall constitute enforceable original documents.

13. Notices

All notices, consents, waivers or other communications given under this Agreement shall be in writing and given by overnight delivery (by a nationally recognized overnight courier service), personal delivery or by registered or certified mail with postage prepaid and return receipt requested, at the respective addresses of the Parties as set forth above or at the most current address as may be supplied by such Party to the other pursuant to this Agreement.

14. Entire Agreement / Severability

This Agreement constitutes and embodies the entire understanding and agreement of the Parties and

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supersedes and replaces all other or prior understandings, agreements and negotiations between the parties. All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein. Any waiver, alteration, or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each Party hereto, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof. Any waiver by either Party or a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any Party.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties hereto have duly executed and delivered this Agreement, effective as of the Effective Date.

COMPANY:
Cicero Transact Group, Inc.

By: ____________________
Michael Woloshin, CEO

CLIENT:
Success Entertainment Group International, Inc.

By: ____________________
William Robinson, President & CEO

CUCERO

EXHIBIT A - SERVICES

I. Advisory Services

Deliverables	Services Purchased	Purchase Price Breakdown
Advisory Services valued at $20,000	**Customized based on Client's needs to successfully utilize data records**	1,000,000 Common Shares * $0.02 = $20,000

Company will perform an initial review and assessment of the Client's existing website, online presence, and marketing efforts. The goal of the review is to ensure that the Client successfully utilizes sector-specific data records for the benefit of their business. The Company shall suggest a comprehensive plan based on the Client's needs to help the Client successfully integrate these data records into their existing systems. The plan may involve advising Client on strategic marketing, online presence, and social media practices, including one or more of the following:

- Evaluating web presence to improve online branding
- Building brand identity and awareness
- Data cleaning
- Lead generation email campaigns
- Establishing social media presence and growth of LinkedIn, Twitter, Facebook, Instagram, and other social media as needed
- Social media management
- Setting up Google analytics
- Website SEO
- Email marketing including targeted email (drip) campaigns
- Content marketing strategy including thought leadership articles
- Corporate Website design, development, and build, as needed
- Marketing Website build in the following sectors: medical, hospital, water, telecom

It is understood by the Client that the Company shall not actually perform any investor relations and will advise on marketing activities as it relates to the Client's products and services only.

II. Business Development Advisory Services

Company, at its discretion, may also provide business development services, which may include:

- Help with identification of strategic growth areas
- Help with introductions to potential business development partners
- Help in defining marketing and sales opportunities for Client's products and services
- Help to identify a marketing strategy for Client's products and services
- Help with strategic introductions

III. Purchase Price

The Purchase Price for the Data described in Section I. of this Exhibit A shall be $20,000 payable through the issuance of 1,000,000 shares of the Client's common shares(the "**Shares**") The number of Shares has been determined by dividing the total value of the Services delivered to Client in Section I. of this Exhibit A, by the lowest trade price $0.02 of the Client's common shares over the five trading days prior to the execution of this Agreement. The Purchase Price shall be deemed paid in full on the Effective Date. Such Shares shall be issued to the Company within 3 business days of the Effective Date.

If the market value of the Shares falls below the total value of the Data defined in Section I. on the six month anniversary of the Effective Date of this Agreement and prior to the first sale of any of the Shares by the Company, the Company will receive additional shares from the Client in the form of a "True Up" request. Market value shall be determined using the lowest trade price in the preceding five trading days. Upon the Company's submission of a True Up request to the Client, the Client shall issue sufficient additional common shares to Company to bring the total value of Company's shares received under this Agreement to the total value of the Data in Section I., using the lowest trade price of the Client's common stock within the 5 trading days just prior to submission of the True Up request.